Exhibit 99.1

NEWS RELEASE

SOUTHWESTERN ENERGY COMPLETES ACQUISITION OF GEP HAYNESVILLE

SPRING, Texas – December 31, 2021 – Southwestern Energy Company (NYSE: SWN) (the “Company”) today announced that it has closed the acquisition of GEP Haynesville, LLC (“GEP”). The transaction builds further scale in the Haynesville, deepens the Company’s inventory, improves key financial metrics, including margins, returns and per-share ratios, fortifies SWN’s financial strength and enhances the Company’s leading presence in the two premier natural gas basins in the US.

In December, the Company completed an offering of $1.15 billion of 4.75% senior notes due 2032 and a $550 million institutional term loan to fund the cash consideration for the acquisition and tender for $300 million of its 2025 senior notes. The Company expects to issue 2022 guidance inclusive of the acquired properties in conjunction with its fourth quarter earnings release.

About Southwestern Energy

Southwestern Energy Company (NYSE: SWN) is a leading U.S. producer and marketer of natural gas and natural gas liquids focused on responsibly developing large-scale energy assets in the nation’s most prolific shale gas basins. SWN’s returns-driven strategy strives to create sustainable value for its stakeholders by leveraging its scale, financial strength and operational execution. For additional information, please visit www.swn.com and www.swn.com/responsibility.

Investor Contacts

Brittany Raiford

Director, Investor Relations

(832) 796-7906

brittany_raiford@swn.com

Forward-Looking Statements

Certain statements and information herein may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. The words “believe,” “expect,” “anticipate,” “plan,” “predict,” “intend,” “seek,” “foresee,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “likely,” “guidance,” “goal,” “model,” “target,” “budget” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Statements may be forward looking even in the absence of these particular words. Examples of forward-looking statements include, but are not limited to, statements regarding costs in connection with the acquisition of GEP Haynesville, LLC (the “GEPH Acquisition”), estimated financial metrics giving effect to the GEPH Acquisition, including the estimate of additional year-end 2021 reserves and related pricing assumptions, expected natural gas production from properties in connection with the GEPH Acquisition, repayment of our debt, total amount of our debt, our financial position, business strategy, production, reserve growth and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained in this document are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management’s assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see “Risk Factors” in our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas, oil and natural gas liquids (“NGLs”), including regional basis differentials and the impact of reduced demand for our production and products in which our production is a component due to governmental and societal actions taken in response to COVID-19 or other public health crises and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; our ability to accurately estimate the future amount of natural gas produced at the properties in connection with the GEPH Acquisition; our ability to fund our planned capital investments; a change in the amount of our debt; a change in our credit rating, an increase in interest rates and any adverse impacts from the discontinuation of the London Interbank Offered Rate; the extent to which lower commodity prices impact our ability to service or refinance our existing debt; the impact of volatility in the financial markets or other global economic factors; difficulties in appropriately allocating capital and resources among our strategic opportunities; the timing and extent of our success in discovering, developing, producing and estimating reserves; our ability to maintain leases that may expire if production is not established or profitably maintained; our ability to realize the expected benefits from recent acquisitions or the GEPH Acquisition; costs in connection with the GEPH Acquisition; integration of operations and results subsequent to the GEPH Acquisition; our ability to transport our production to the most favorable markets or at all; the impact of government regulation, including changes in law, the ability to obtain and maintain permits, any increase in severance or similar taxes, and legislation or regulation relating to hydraulic fracturing, climate and over-the-counter derivatives; the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather; increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors listed in the reports we have filed and may file with the SEC that are incorporated by reference herein. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Use of Non-GAAP Information

This news release contains non-GAAP financial measures, such as net cash flow, free cash flow, net debt and adjusted EBITDA, including certain key statistics and estimates. We report our financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, management believes certain non-GAAP performance measures may provide users of this financial information additional meaningful comparisons between current results and the results of our peers and of prior periods. Please see the Appendix for definitions of the non-GAAP financial measures that are based on reconcilable historical information.

Use of Projections

The financial, operational, industry and market projections, estimates and targets in this news release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SWN’s and GEP’s control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in “Forward-looking Statements” above.

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